UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                              --------------

                                FORM 8-K

                             CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                               --------------

      Date of Report (Date of earliest event reported): October 1, 2004

                       ON THE GO HEALTHCARE, INC.
          (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
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              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987


Item 7.01 REGULATION  FD  DISCLOSURE

On October 4, 2004, we declared a 1 for 30 reverse stock split for all common stock shareholders of record on [this date] and began trading under the new ticker symbol "OGHC.OB."

On  October 1, 2004, we issued the press release attached hereto as
Exhibit  99.1  announcing  this information.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

 99.1  Press  Release  dated  October 1,  2004.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ON THE GO HEALTHCARE, INC.
                                       (Registrant)



Date: October 1, 2004                  /s/ Stuart Turk
                                     ----------------------------------
                                      Name: Stuart Turk
                                      Title: President and
                                      Chief Executive Officer

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